DATED 2 MAY 1996


                        SHEFFIELD FORGEMASTERS LIMITED
                    (formerly known as Lavishtrack Limited)

                                    - and -

                                  D FLETCHER

                                    - and -

                       SHEFFIELD FORGEMASTERS GROUP PLC
                     (formerly known as Impactmargin plc)


                    ---------------------------------------
                              NOVATION AGREEMENT
                                      RE
                               SERVICE CONTRACT
                    ---------------------------------------







                                                            -----------
                                                            DIBB LUPTON
                                                             BROOMHEAD
                                                            -SOLICITORS-

THIS AGREEMENT is made the 2 day of May 1996 BETWEEN:

(1) SHEFFIELD FORGEMASTERS LIMITED (formerly known as Lavishtrack Limited) (Company No 2245637) whose registered office is at PO Box 108, The Old Rectory, School Hill, Whiston, Rotherham S60 IQR ("SFL");
(2) DAVID FLETCHER of Dearne Mill House, 19A Cuckstool Road, Denby Dale, Huddersfield HD8 8RF (the "Executive"); and
(3) SHEFFIELD FORGEMASTERS GROUP PLC (Company No 3120721) (formerly known as Impactmargin plc) whose registered office is at PO Box 108, The Old Rectory, School Hill, Whiston, Rotherham S60 1AR ("SFL Group").

WHEREAS:
(A) This Novation Agreement is supplemental to a service agreement (the "Service Agreement") dated 31 October 1988 between SFL and the Executive.
(B) SFL Group made an Offer (the "Offer") for the ordinary share capital of SFL on the terms of an Offer Document dated 18 March 1996. As a result of such offer, SFL Group has become the holding company of SFL, and it has been agreed that the Service Agreement be novated so that SFL Group becomes the employer in place of SFL.

IT IS NOW AGREED as follows:
1.   SFL GROUP'S UNDERTAKING
     SFL Group undertakes to perform the Service Agreement and to be bound by the terms of the Service Agreement in every way as if SFL Group were a party to the Service Agreement in lieu of SFL.

2.   RELEASE OF SFL
     The Executive releases and discharges SFL from all claims and demands whatsoever in respect of the Service Agreement and accepts the liability of SFL Group under the Service Agreement in lieu of the liability of SFL and agrees to be bound by the


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     terms of the Service Agreement in every way as if SFL Group were named in the Service Agreement as a party in place of SFL.

IN WITNESS whereof this Agreement has been entered into the day and year first above written.


SIGNED by M.A. BRAND               )
for and on behalf of SHEFFIELD     )
FORGEMASTERS LIMITED in the        )  /s/ M.A. Brand
presence of:                       )


Witness:                              /s/ A. Deruci
                                      ----------------------------
Address:                              Fountain Precinct
                                      Bob Grace Sheffield SIIRE
                                      Solicitor


SIGNED by the EXECUTIVE in the     )  /s/ David Fletcher
presence of:                       )  ----------------------------


Witness:                              /s/ A. Deruci
                                      ----------------------------
Address:                              as above


SIGNED by                          )
for and on behalf of SHEFFIELD     )
FORGEMASTERS GROUP PLC in the      )  /s/ M.A. Brand
presence of:                       )


Witness:                              /s/ A. Deruci
                                      ----------------------------
Address:                              as above






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